                                                                   EXHIBIT 10.26

                             FIRST LEASE AMENDMENT

  The First Lease Amendment, dated for reference purposes, the 27th day of October 1993, by and between The Western and Southern Life Insurance Company, (hereinafter referred to as "Lessor") and Booth, Inc., (hereinafter referred to as "Lessee").

                                  WITNESSETH:

  WHEREAS, by a Lease Agreement, dated as of the 16th day of April, 1993 (hereinafter referred to as the "Lease"), Lessor leased to Lessee certain premises therein described as the Royal Commerce Center, 2007 Royal Lane, Dallas, Texas, 75229, consisting of 169,807 square feet and as more particularly described in the Lease, and

  WHEREAS, the parties desire to amend the Lease.

  NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions hereinafter set forth, the parties do hereby agreed as follows:

  1. Lessee shall be responsible for any and all costs charged to the Lessor or Building and associated with the installation, maintenance and removal of the electrical facilities as described in the License and/or Easement Agreement attached as Exhibit "A", between Lessor and TU Electric.

  2. Lessee shall defend, indemnify, and hold harmless Lessor and the Asset Manager and/or their successors and assigns, from and against all claims or liabilities arising out of or in connection with the License and/or Easement Agreement attached as Exhibit "A", between Lessor and TU Electric and/or any work related to the installation, maintenance and removal of the electrical facilities described therein.

  IN WITNESS WHEREOF, Lessor and Lessee have dully executed this Lease Amendment, in triplicate, as of the day of the year first above written.

Lessee:
Booth, Inc.


By:  /s/ David W. Campbell
   ---------------------------------------
David W. Campbell, President

Lessor:
The Western and Southern Life Insurance Company


By:  /s/ Mario San Marco
   ---------------------------------------
Mario San Marco, Vice President


By:  /s/ D.J. Wuebbling
   ---------------------------------------
D.J. Wuebbling, Vice President

                                                                       EXHIBIT A


                           EASEMENT AND RIGHT OF WAY

THE STATE OF TEXAS
                                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS

  That THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY, an Ohio corporation, hereinafter called "Grantor," whether one or more, for and in consideration of Ten Dollars ($10.00) and other valuable consideration to Grantor in hand paid by Texas Utilities Electric Company, a Texas Corporation, 2001 Bryan Street, Dallas, Texas 75201, hereinafter referred to as "Grantee", has granted, sold and conveyed and by these presents does grant, sell and convey unto said Grantee, its successors and assigns, an easement and right-of-way for underground electric supply and communications lines, consisting of a variable number of wires and cables, surface mounted equipment, conduits, manholes, vaults, transformers, switches, protection, sectionalizing devices and all necessary or desirable appurtenances over, under, across and upon Grantor's land described as follows:

  Lying and situated in the City and County of Dallas, Texas, and being more particularly described as LOT 1-A in BLOCK 2/6554 of ROYAL COMMERCE CENTER, an addition to the City of Dallas, Texas, according to the map or plat thereof recorded in Volume 80175, Page 579, Deed Records of Dallas County, Texas.

  See attached Exhibit "A" for a description of the easement area.

  Grantor recognizes that the general course of said lines, or the metes and bounds as above described, is based on preliminary surveys only, and Grantor hereby agrees that the easement and right-of-way and its general dimensions hereby granted shall apply to the actual location of said lines when constructed.

  Together with the right of ingress and egress along and upon said easement and right-of-way and over and across Grantor's adjoining properties for the purpose of and with the right to construct, maintain, operate, remove and reconstruct said lines; the right to relocate along the same general direction of said lines; the right to relocate said lines in the same relative position to any adjacent road if and as such road is widened in the future; the right to lease wire space for the purpose of permitting others to string or lay wire or cable along said lines; the right to prevent excavation within the easement area or for a distance of 7.5 feet on each side of the actual center of said lines; the right to prevent construction of, within the easement area or for a distance of 7.5 feet on each side of the actual center of said lines, any and all buildings, structures or other obstructions which, in the sole judgment of Grantee, may endanger or interfere with the efficiency, safety, and/or convenient operation of said lines and their appurtenances and the right to trim or remove trees or shrubbery within, but not limited to, said 15 foot space, to the extent in the sole judgment of Grantee, as may be necessary to prevent possible interference with the operation of said lines or to remove possible hazard thereto. Grantor shall not make changes in grade, elevation or contour of the land within the easement area as described above without prior written consent of Grantee.

  Grantor reserves the right to use the land within the above described easement area for purposes not inconsistent with Grantee's use of such property, provided such use shall not, in the sole judgment of Grantee, interfere with the exercise by Grantee of the rights hereby granted.

  The installation of certain electrical facilities as shown on Exhibit "A" shall not substantially deviate from said plans with respect to scope or location without the written approval of Owner. Construction associated with the installation of certain electrical facilities as shown on Exhibit "A" shall be completed within a 30 day period from the commencement of said work. Upon completion of the installation, TU Electric shall reasonably return the property to its original condition prior to said installation.

  Notwithstanding anything contained herein, Grantor reserves the right to construct any improvements it deems necessary, on, over or around said easement and right of way, so long as the improvements do not endanger or in any way interfere with the construction, efficiency or convenient operation and maintenance of said lines and equipment. Said easement and right of way shall not unreasonably interfere with the operation of businesses on Grantor's land. The easement and right of way shall terminate at Grantor's option and subject to Grantor providing reimbursement to Grantee for the cost of removal of the affected electrical facilities and restoration of the ground therein.

  TO HAVE AND TO HOLD the above described easement and rights unto the said Grantee, its successors and assigns, until all of said lines shall be abandoned, and in that event said easement and right-of-way shall cease and all rights herein granted shall terminate and revert to Grantor and Grantor's heirs, successors or assigns.

  And Grantor does hereby bind itself, its successors, legal representatives and assigns, to warrant and forever defend all and singular the above described easement and rights unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

WITNESS _________ hand(s) this __________ day of_____________________, 1993.

                      TEXAS UTILITIES ELECTRIC COMPANY

                      By:
                         --------------------------------------------------
                        Paul D. Williams
                        Senior Vice President


                      THE WESTERN AND SOUTHERN LIFE
                      INSURANCE COMPANY, an Ohio corporation

                      By:
                         --------------------------------------------------
                        Mario San Marco, Vice President


                      By:  /s/ D.J. Wuebbling
                         --------------------------------------------------
                        D.J. Wuebbling, Vice President

STATE OF TEXAS

COUNTY OF TARRANT

  BEFORE ME, the undersigned authority, on this day personally appeared PAUL D. WILLIAMS, Senior Vice President of Texas Utilities Electric Company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as the act and deed of the said Texas Utilities Electric Company, and for the purposes and consideration therein expressed and in the capacity therein stated, and that he was authorized to do so.

  GIVEN UNDER MY HAND AND SEAL OF OFFICE this __________________________ day of _______________________________________, A.D., 1993.



          ______________________________________________________________
          Notary Public in and for the State of Texas



          ______________________________________________________________
          (Print Name of Notary Public Here)

My Commission Expires:

______________________________

STATE OF ________________

COUNTY OF _______________

  BEFORE ME, the undersigned authority, on this day personally appeared MARIO SAN MARCO, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as the act and deed of THE WESTERN AND SOUTHERN INSURANCE COMPANY, an Ohio corporation as the Vice President thereof, and for the purposes and consideration therein expressed and in the capacity therein stated, and that he was authorized to do so.

  GIVEN UNDER MY HAND AND SEAL OF OFFICE this __________________________ day of _______________________________________, A.D., 1993.


          _____________________________________________________________
          Notary Public in and for the State of Texas


          _____________________________________________________________
          (Print Name of Notary Public Here)

My Commission Expires:

______________________________

STATE OF ________________

COUNTY OF _______________

  BEFORE ME, the undersigned authority, on this day personally appeared D.J. WUEBBLING, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same as the act and deed of THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY, an Ohio corporation, as the Vice President thereof, and for the purposes and consideration therein expressed and in the capacity therein stated, and that he was authorized to do so.

  GIVEN UNDER MY HAND AND SEAL OF OFFICE this __________________________ day of _______________________________________, A.D., 1993.



          ____________________________________________________________
          Notary Public in and for the State of Texas



          ____________________________________________________________
          (Print Name of Notary Public Here)

My Commission Expires:

______________________________

                                 EXHIBIT "A"

                           FIELD NOTE DESCRIPTION

Lying and situated in the City and County of Dallas, Texas, the William M. Cochran Survey, Abstract No. 279 and being a part of Lot 1-A, Block 2/6554 of Royal Commerce Center, an addition to the City of Dallas, Texas, according to the map or plat thereof recorded in Volume 80175, page 0579, Deed Records of Dallas County, Texas, and being part of that certain tract of land conveyed to The Western and Southern Life Insurance Company by Royal Commerce Center Associates by a General Warranty Deed dated January 28, 1985, of record in Volume 85020, page 4634, Deed Records of Dallas County, Texas, and being more particulary described by metes and bounds as follows:

COMMENCING at the intersection of the west right of way line of Newkirk Street (a variable width) with the north line of the above described addition, 17.00 feet, N 89 degrees 52' 50" W from a 3/8-inch iron rod found for an offset corner in said right of way line, and being 797.37 feet S 89 degrees 52, 50" E from a 1/2- inch iron rod found at the intersection of the westerly prolongation of said north addition line with the easterly right of way line of the Burlington Northern Railroad (50 feet from its centerline at this point); Thence S 00 degrees 14' 00" W along the west right of way line of Newkirk Street, 851.99 feet to the POINT OF BEGINNING;

THENCE S 00 degrees 14' 00" W, along said right of way line of Newkirk Street,
    16.79 feet;

THENCE S 36 degrees 46' 56" W, 17.65 feet;

THENCE S 88 degrees 32' 49" W, 363.76 feet;

THENCE N 83 degrees 47' 12" W, 120.28 feet;

THENCE N 52 degrees 38' 57" W, 42.28 feet;

THENCE N 30 degrees 07' 08" W, 33.44 feet;

THENCE N 80 degrees 16' 11" W, 16.01 feet to a point on the southeast wall of a building;

THENCE N 09 degrees 43' 49" E, along said building wall, 19.50 feet;

THENCE S 80 degrees 16' 11" E, leaving said building wall, 22.68 feet;

THENCE S 09 degrees 43' 49" W, 11.89 feet;

THENCE S 30 degrees 07' 08" E, 33.02 feet;

THENCE S 52 degrees 38' 57" E, 37.50 feet;

THENCE S 83 degrees 47' 12" E, 116.82 feet;

THENCE N 88 degrees 32' 49" E, 358.24 feet;

THENCE N 36 degrees 46' 56" E, 26.29 feet to the point of beginning and containing 6,163 square feet of land, more or less.

        KNOW ALL MEN BY THESE PRESENTS

        That I, William S. Ward, Registered Professional Land Surveyor, do hereby certify that this survey was made on the ground under my personal supervision on October 13, 1993 and that this plat or field notes do accurately represent the boundary lines of the subject property and that there are no apparent encroachments, conflicts or protrusions except as shown hereon. This certification is revoked and the survey null and void if used for any purposes other than this transaction.

                                        /s/ William S. Ward
                                        ----------------------
                                        William S. Ward, R.P.L.S. No. 4238


                             MAP IS ALSO ATTACHED